SCHEDULE  14A
                     INFORMATION  REQUIRED  IN  PROXY  STATEMENT

     DEFINITIVE  PROXY  STATEMENT  PURSUANT  TO  SECTION 14(A) OF THE SECURITIES
                              EXCHANGE  ACT  OF  1934

  [x]   Filed  by  the  Registrant
  [  ]   Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

  [  ]   Preliminary  Proxy  Statement
  [  ]   Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by
        Rule  14a-6(e)(2))
  [  ]   Definitive  Proxy  Statement
  [X ]   Definitive  Additional  Materials
  [  ]   Soliciting  Material  Pursuant  to  Sec.240.14a-11(c) or Sec.240.14a-12


                             VILLAGEWORLD.COM,  INC.
                 Name  of  Registrant  as  Specified  in  its  Charter

   (Name(s)  of  Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
  [x]   No  fee  required.
  [  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)     Proposed  aggregate  value  of  transaction:
     (5)     Total  fee  paid:
  [  ]   Fee  paid  previously  with  preliminary  materials.
  [  ]   Check  box if any part of the fee is offset as provided by Exchange Act
        Rule 09-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)     Amount  Previously  Paid:
     (2)     Form,  Schedule  or  Registration  Statement  No.:
     (3)     Filing  Party:
     (4)     Date  Filed:


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                             VILLAGEWORLD.COM, INC.
                               620 JOHNSON AVENUE
                             BOHEMIA, NEW YORK 11716

       ADDENDUM TO PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2002

Villageworld.Com, Inc. is filing the additional proxy materials below, consisting of Equity Compensation Plan Information in tabular form with related footnotes, to comply with Securities and Exchange Commission Release No. 33-8048. This information should be read in conjunction with the compensation tables and related disclosures presented on pages 8 through 11 as well as Proposal 3, presented on pages 13 through 19 of the Company's Definitive Proxy Statement included herewith.
                    EQUITY COMPENSATION PLAN INFORMATION AS OF MAY 24, 2002 *
                    ---------------------------------------------------------





PLAN CATEGORY . . . . . . . . .  NUMBER OF                WEIGHTED-            NUMBER OF SECURITIES
(AND FINANCIAL. . . . . . . . .  SECURITIES TO BE          AVERAGE              REMAINING AVAILABLE FOR
STATEMENT FOOTNOTE. . . . . . .  ISSUED UPON               EXERCISE             FUTURE ISSUANCE UNDER
CROSS REFERENCE IN. . . . . . .  EXERCISE OF               PRICE OF             EQUITY COMPENSATION
ANNUAL REPORT ON. . . . . . . .  OUTSTANDING               OUTSTANDING          PLANS (EXCLUDING
FORM 10-KSB . . . . . . . . . .  OPTIONS, WARRANTS      OPTIONS, WARRANTS      SECURITIES REFLECTED
INCLUDED HEREWITH). . . . . . .  AND RIGHTS                 AND RIGHTS           IN COLUMN (A)
                                    (A). . . . . . . .       .(B)                      (C)
Equity compensation plans
 approved by security holders:

1996 Plan (11A) . . . . . . . .  60,012                    $  7.13                     None

1998 Equity Plan (11A). . . . . 100,000                       1.00                     None
                               --------                    --------

Total pursuant to
 approved plans . . . . . . . . 160,012                       3.30                     None
                               --------                    --------

Equity compensation plans not
 approved by security holders:

Severance grant (11A) . . . . . 45,000                         .64                     None

Placement Agent and
 Other Warrants (11B) . . . .  715,667                        1.73                     None
                              --------                     -------

Total pursuant to
 non-approved plans . . . . . .760,667                        1.67                     None
                              --------                     -------

Total all plans . . . . . . .  920,679                     $  1.95                     None
                              ========                     =======

Options to acquire 290,000 common shares exercisable at $.01 per share as disclosed in Notes 9A and 9B to the Company's consolidated financial statements are not included herein as the shares underlying such options are treated as outstanding in the Company's financial statements.

* The  closing bid price of the Company's common stock on May 24, 2002 was $.15.


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